AMENDMENT NO. 2 TO SHARE PURCHASE AGREEMENT

This Amendment No. 2 to Share Purchase Agreement ("Amendment") is entered into and made effective as of July 13, 2023 by and between Flora Growth Corp., a Canadian corporation ("Flora") and Lisan Farma Colombia LLC, a Delaware limited liability company ("Lisan"). Flora and Lisan are collectively referred to as the "Parties" and singularly referred toas "Party."

RECITALS

WHEREAS, Lisan and Flora are parties to that certain Share Purchase Agreement entered into on July 5, 2023 as modified by amendment No. 1 entered into on July 7, 2023 (as so amended, the "Agreement"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement;

WHEREAS, In the Agreement, Flora indicated in literal B of recitals that is owner of 2 "Branches". It is clarified the "Branch" Flora Growth Corp. Sucursal Colombia, owns the Lot of land called ¨Cantalavieja¨ N.2, which has an area of 124 hectares and 600 square meters (mts2), located at Vereda Girón, Bucaramanga (Santander), with real estate registration number 300- 10365 of the public document registration offices of Bucaramanga ("Oficina de Registro de Instrumentos Públicos"), and Land Code ("Código Catastral") No. 000000110067000.

NOW, THEREFORE, in consideration of the promises, the performance of the covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties to this Amendment hereby represent, warrant, consent, and agree as follows:

1. Section 2.3 of the Agreement is hereby deleted in its entirety and replaced by the following:

¨2.3 The Purchase Price for the Transferred Shares and the Branches shall be eight hundred thousand Canadian dollars (CAD$800,000) (the "Purchase Price"). Lisan will pay in two installments as follows:

(i) Five Hundred Thousand Canadian Dollars (CAD$500,000) (the "First Installment") once Lisan receives the documents listed in Section 4.1., which will occur on July 14, 2023; and,

(ii) Three Hundred Thousand Canadian Dollars (CAD$300,000) (the "Second Installment") once Lisan receives the documents listed in Section 4.2., which will occur on or before July 21, 2023.

Payment shall be made in immediately available funds by wire transfer to the bank account of the Seller contained in Exhibit A".

2. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following: "

3.          CLOSING.

The closing of the Transaction shall take place in two different stages:

(i) First closing: The first closing shall take place at 3:00 p.m. local time on July 14, 2023 (the "First Closing").

(ii) Second closing: The second closing shall take place at 10:00 a.m. local time on or before July 21, 2023, or such date as the Parties shall mutually agree (the "Second Closing"). The Second Closing is subject to the delivery of the documents listed in Section 4.2 of the Agreement. If Second Closing does not occur due to the non-delivery/compliance of the document established in Section 4.2.(i), Parties agree and establish that Seller and Purchaser will not have any liability for such circumstance and Purchaser will not pay the Second Installment until Second Closing is secured. In this case, Parties shall agree the subsequent steps to secure the Second Closing.

3. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following: "

4.          TRANSACTIONS AT CLOSING.

4.1 In the First Closing: (a) The Purchaser shall transfer to the account indicated by the Seller by wire transfer of immediately available funds the First Installment and (b) upon receipt by Seller of the First Installment, Seller shall deliver physically to the Purchaser the following to the physical address set forth in Section 11.7(b) Purchaser:

(i) Shareholders meetings Minutes of Flora Lab S.A.S., Flora Med S.A.S. and Flora Growth Corp. Colombia S.A.S. whereby Shareholder General Assembly approves the sale of the Transferred Shares to Purchaser and/or waives the preemptive right established in the beforementioned Company's bylaws.

(ii) Powers of Attorney granted by Seller to Sandra Milena Barreto Garzon to attend Shareholders meetings of Flora Lab S.A.S., Flora Med S.A.S. and Flora Growth Corp. Colombia S.A.S. whereby Shareholder General Assembly approves the sale of the Transferred Shares to Purchaser and/or waives the preemptive right established in Company's bylaws.

(iii) General Shareholder Assembly Universal Meetings Minutes of Kasa Wholefoods Company S.A.S. whereby General Shareholder Assembly approve the removal of preemptive rights for the transfer of shares in company's bylaws.

(iv) Powers of Attorney granted by Seller to Sandra Milena Barreto Garzon to attend Shareholders meetings of Kasa Wholefoods Company S.A.S. dated July 10, 2023 and July 13, 2023.

(v) Powers of Attorney granted by Seller to Sandra Milena Barreto Garzon to attend Shareholders meetings of Flora Growth Corp. Colombia S.A.S. dated July 10, 2023.

(vi) Clarifying Minutes of Flora Growth Corp Colombia S.A.S. regarding Shareholders meetings held on July 10, 2023.

(vii) Certificate of shares issued by the Companies (excluding Cosechemos Ya S.A.S.) and Labcofarm Laboratorios S.A.S. and held by Seller and Flora Lab S.A.S., respectively, prior First Closing.

(viii) Transfer letters and endorsement notes to transfer the Transferred Shares in favor of Purchaser regarding all the Companies, except Cosechemos Ya S.A.S.

(ix) Power of Attorney granted by Seller to Sandra Milena Barreto Garzon to sign in the name and on behalf of the Seller the transfer letters and endorsement notes to transfer the Transferred Shares in favor of Purchaser regarding all the Companies.

(x) The Shareholder General Assembly Minutes Ledger and the Shareholders Ledger of the Companies, except Cosechemos Ya S.A.S. The Shareholders Ledger of each of these Companies, except Cosechemos Ya S.A.S., shall be updated with registration of the name of the Purchaser on said Ledgers.

(xi) The Shareholder General Assembly Minutes Ledger and the Shareholders Ledger of Labcofarm Laboratorios S.A.S. The Shareholders Ledger of Labcofarm Laboratorios S.A.S shall have Flora Lab S.A.S. as the unique shareholder.

(xii) The Board of Directors Ledger of Flora Lab S.A.S.

(xiii) Letters of resignation of Sandra Milena Barreto Garzon as the main legal representative of Flora Growth Corp Colombia S.A.S., Flora Lab S.A.S., Flora Med S.A.S., Labcofarm Laboratorios S.A.S., Kasa Wholefoods Company S.A.S. and the Branches.

(xiv) Letters of resignation of Juan Carlos Gomez Roa to the Board of Directors of Flora Lab S.A.S.

(xv) Settlement agreement signed by Andres Restrepo Bahamon and Flora Growth Corp. Sucursal Colombia.

(xvi) Letters of resignation of Andres Restrepo Bahamon as the legal representative/proxy of the Branches.

(xvii) Copy of the resolution adopted by its board of directors for consummating the Transaction.

4.2 In the Second Closing: (a) The Purchaser shall transfer to the account indicated by the Seller by wire transfer of immediately available funds the Second Installment and (b) upon receipt by Seller of the Second Installment, Seller shall deliver physically to the Purchaser the following to the physical address set forth in Section 11.7(b) Purchaser:

(i) General Shareholder Assembly Universal Meetings Minutes of Cosechemos Ya S.A.S. whereby General Shareholder Assembly approves the removal of preemptive rights for the transfer of shares in company's bylaws and in accordance with the provision set forth in Section 5 of the Shareholder Agreement for the transfer of shares in this company.

(ii) Power of Attorney granted by Seller to Sandra Milena Barreto Garzon to attend Universal Shareholders meetings of Cosechemos Ya S.A.S. dated July 12, 2023.

(iii) Certificate of shares issued by Cosechemos Ya S.A.S. and held by Seller, prior Second Closing.

(iv) Transfer letter and endorsement note to transfer the Transferred Shares in favor of Purchaser regarding Cosechemos Ya S.A.S.

(v) The Shareholder General Assembly Minutes Ledger and the Shareholders Ledger of Cosechemos Ya S.A.S. The Shareholders Ledger of this company shall be updated with registration of the name of the Purchaser on said Ledger.

(vi) The Board of Directors Ledger of Cosechemos Ya S.A.S.

(vii) Letter of resignation of Javier Alberto Franco Echeverry as the first and second legal representative of Cosechemos Ya S.A.S.

(viii) Letters of resignation of Juan Carlos Gomez Roa and Jason Warnock Marshall to the Board of Directors of Cosechemos Ya S.A.S.

The deliverables mentioned in 4.1. and 4.2. will collectively be the "Seller Deliverables".

4. Section 5 of the Agreement is hereby deleted in its entirety and replaced by the following:

"5. POST - CLOSING TRANSACTIONS.

Both Seller and Purchaser shall:

(i) Execute the public deed and/or private document, as applicable and in accordance with the provisions of Articles 525 et seq. of the Colombian Commercial Code by which the ¨Branches¨ are transferred to Lisan, which must be executed within 30 business days following the Closing, at Notary Office 30 of the Circle of Bogota D.C. at 10:00 a.m. This Date may be extended by written agreement of the parties. To this end, the Parties shall mutually agree the documents required to formalize the public deed and/or private document for the transfer of the Branches and shall agree the "price" to be included in the beforementioned documents for this purpose.

(ii) Registry of the public deed or notarized document for the transfer of the Branches to Seller before the Chamber of Commerce with jurisdiction in the place where the respective branch operates (i.e., Bogota, Colombia).

5. The Parties expressly acknowledge and agree that except as specifically set forth in this Amendment, the Agreement shall remain unmodified and in full force and effect.

6. This Amendment may be executed by email via scanned PDF and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute the same agreement.

IN WITNESS WHEREOF, the Parties hereto have knowingly and voluntarily executed this Amendment on July 13, 2023.

FLORA GROWTH CORP.

By: _(s) Clifford Starke

Name: Clifford Starke

Title: Chief Executive Officer

LISAN FARMA COLOMBIA LLC

By: _(s) Rafael Santamaria

Name: Rafael Santamaria

Title: Authorized Person